AGREEMENT TO SELL REAL ESTATE


         AMPAC INVESTMENTS, INC,                                              of
--------------------------------------------------------------------------------
         431 E. Central, Suite 900, Orlando, Florida 32817        as Seller, and
--------------------------------------------------------------------------------
         J. T. Investments, Ltd.,                                             of
--------------------------------------------------------------------------------
         9025 E. 200 S. Salt Lake City, Utah 84070, as Buyer, hereby agree  that
---------------------------------------------------
the Seller shall sell and the Buyer shall buy the following described property UPON THE TERMS AND CONDITIONS HEREINAFTER SET FORTH, which include the STANDARDS FOR REAL ESTATE TRANSACTIONS set forth withing this contract.

 1.     LEGAL DESCRIPTION of real estate located in           Orange
                                                   -----------------------------
                                     County, State of         Florida
        -----------------------------                 --------------------------

         See Addendum "A"

 2.      PURCHASE PRICE      $1,400,000                       Dollars, Method of
                       ---------------------------------------
         Payment:

(a)   Deposit to be held in trust by_____________________         $          -0-
(b)   Approximate principal balance of first mortgage to which
      conveyance shall be subject, if any, Mortgage holder:_______________________________________
      Interest:_____% per annum:
      Method of payment_____________________________              $     440,363
(c)   Other:  8% interest balloon payment in 2 years              $     959,637
(d)   Cash,  certified or local  cashier's check on closing and
      delivery of deed (or such greater or lesser amount as may
      be necessary to complete  payment of purchase price after
      credits, adjustments and prorations).                       $         -0-

3. PRORATIONS: Taxes, insurance, interest, rents and other expenses and revenue of said property shall be prorated as of the date of closing.

4.   RESTRICTIONS,  EASEMENTS,  LIMITATIONS:  Buyer shall take title subject to:
     (a) Zoning, restrictions, prohibitions and requirements imposed by governmental authority, (b) Restrictions and matters appearing on the plat or common to the subdivision, (c) Public utility easements of record, provided said easements are located on the side or rear lines of the property, (d) Taxes for year of closing, assumed mortgages, and purchase money mortgages, if any, (e) Other:______________________________________.
     Seller warrants that there shall be no violations of building or zoning codes at the time of closing.

5. DEFAULT BY BUYER: If Buyer fails to perform any of the covenants of this contract, all money paid pursuant to this contract by Buyer as aforesaid shall be retained by or for the account of the Seller as consideration for the execution of this contract and as agreed liquidated damages and in full settlement of any claims for damages.

6. DEFAULT BY SELLER: If the Seller fails to perform any of the covenants of this contract, the aforesaid money paid by the Buyer, at the option of the buyer, shall be returned to the Buyer on demand; or the buyer shall have only the right of specific performance.

7. TERMITE INSPECTION: At least 15 days before closing, Buyer, at Buyer's expense, shall have the right to obtain a written report from a licensed exterminator stating that there is no evidence of live termite or other woodboring insect infestation on said property nor substantial damage from prior infestation on said property. If there is such evidence, Seller shall pay up to three (3%) percent of the purchase price for the treatment required to remedy such infestation, including repairing and replacing portions of said improvements which have been damaged; but if the costs for such treatment or repairs exceed three (3%) percent of the purchase price, Buyer may elect to pay such excess. If Buyer elects not to pay, Seller may pay the excess or cancel the contract.

8. ROOF INSPECTION: At least 15 days before closing, Buyer at Buyer's expense, shall have the right to obtain a written report from a licensed roofer stating that the roof is in watertight condition. In the event repairs are required either to correct leaks or to replace damage to fascia or soffit, Seller shall pay up to three (3%) percent of the purchase price for said repairs which shall be performed by a licensed roofing contractor; but if the costs for such repairs exceed three (3%) percent of the purchase price, Buyer may elect to pay such excess. If buyer elects not to pay, Seller may pay the excess or cancel the contract.

9. OTHER INSPECTIONS: At least 15 days before closing, Buyer or his agent may inspect all appliances, air conditioning and heating systems, electrical systems, plumbing, machinery, sprinklers and pool system included in the sale. Seller shall pay for repairs necessary to place such items in working order at the time of closing. Within 48 hours before closing, Buyer shall be entitled, upon reasonable notice to Seller, to inspect the premises to determine that said items are in working order. All items of personal property included in the sale shall be transferred by Bill of Sale with warranty of title.

10. LEASES: Seller, not less than 15 days before closing, shall furnish to Buyer copies of all written leases and estoppel letters from each tenant specifying the nature and duration of the tenant's occupancy, rental rates and advanced rent and security deposits paid by tenant. If Seller is unable to obtain such letters from tenants, Seller shall furnish the same information to Buyer within said time period in the form of a seller's affidavit, and Buyer may contact tenants thereafter to confirm such information. At closing, seller shall deliver and assign all original leases to Buyer.

11. MECHANICS LIENS: Seller shall furnish to Buyer an affidavit that there have been no improvements to the subject property for 90 days immediately preceding the date of closing, and no financing statements, claims or lien or potential lienors known to Seller. If the property has been improved within that time, Seller shall deliver releases or waivers of all mechanics liens as executed by general contractors, subcontractors, suppliers and material men and reciting that all bills for work to the subject property which could serve as basis for mechanics liens have been paid or will be paid at closing.

12. PLACE OF CLOSING: Closing shall be held at the office of the Seller's attorney or as otherwise agreed upon.

13. TIME IS OF THE ESSENCE: Time is of the essence of this Sale and Purchase Agreement.

14.  DOCUMENTS  FOR  CLOSING:   Seller's  attorney  shall  prepare  deed,  note,
     mortgage, Seller's affidavit, any corrective instruments required for perfecting the title, and closing statement and submit copies of same to Buyer's attorney, and copy of closing statement to the broker, at least two days prior to scheduled closing date.

15. EXPENSES: State documentary stamps required on the instrument of conveyance and the cost of recording any corrective instruments shall be paid by the Seller. Documentary stamps to be affixed to the note secured by the purchase money mortgage, intangible tax on the mortgage, and the cost of recording the deed and purchasing money mortgage shall be paid by the Buyer.

16. INSURANCE: If insurance is to be prorated, the Seller shall on or before the closing date, furnish to Buyer all insurance policies or copies thereof.

17. RISK OF LOSS: If the improvements are damaged by fire or casualty before delivery of the deed and can be restored to substantially the same condition as now within the period of 60 days thereafter, Seller shall so restore the improvements and the closing date and date of delivery of possession hereinbefore provided shall be extended accordingly. If Seller fails to do so, the Buyer shall have the option of (1) taking the property as is, together with insurance proceeds, if any, or (2) canceling the contract, and all deposits shall be forthwith returned to the Buyer and all parties shall be released of any and all obligations and liability.

18. MAINTENANCE: Between the date of the contact and the date of closing, the property, including lawn, shrubbery and pool, if any, shall be maintained by the Seller in the condition as it existed as of the date of the contract, ordinary wear and tear excepted.

19. CLOSING DATE: This contract shall be closed and the deed and possession shall be delivered on or before the _____day of______________, 19_____, unless extended by other provisions of this contract.

20.  TYPEWRITTEN   OR   HANDWRITTEN   PROVISIONS:   Typewritten  or  handwritten
     provisions inserted in this form shall control all printed provisions in conflict therewith.

21. OTHER AGREEMENTS: No agreements or representations, unless incorporated in this contract, shall be binding upon any of the parties.

22. SPECIAL CLAUSES: Seller will convey with Quit Claim Deed. Property sold "as is".

COMMISSION TO BROKER: The Seller hereby recognizes N/A as the Broker in this transaction, and agrees to pay as commission_____% of the gross sale price, the sum of____________ Dollars ($_____________) or one half of the deposit in case same is forfeited by the Buyer through failure to perform, as compensation for services rendered, provided same does not exceed the full amount of the commission.


WITNESSED BY:



/s/ illegible       6-29-97                Thomas Tedrow                 6-29-97
---------------------------                -------------------------------------
Witness             Date                   Buyer                            Date



/s/ illegible       6-29-97                Jeff Martin                   6-29-97
---------------------------                -------------------------------------
Witness             Date                   Seller                        Date



lk: a:\agreement

                                   EXHIBIT "A"


                                                    Recorded - Martha O. Haynie


                                LEGAL DESCRIPTION


Parcel 1

East 52.14 feet of West 312.84 feet of NW 1/4 of NW 1/4 of NW 1/4 of Section 22, Township 22 South, Range 31 East, lying North of State Road No. 50, and East
52.14 feet of West 260.70 feet of NW 1/4 of NW 1/4 of NW 1/4 of Section 22, Township 22 South, Range 31 East, lying North of State Road No. 50.

The East 52.14 feet of the West 417.12 feet of the NW 1/4 of the NW 1/4 of NW 1/4 of Section 22, Township 22 South, Range 31 East, lying North of State Road No. 50, also the East 52.14 feet of the West 364.98 feet of the NW 1/4 of the NW 1/4 of NW 1/4 of Section 22, Township 22 South, Range 31 East lying North of State Road No. 50.

Section  22,  Township  22 South,  Range 31 East.  East  104.29 feet of the West
208.56 feet of the NW 1/4 of the NW 1/4 of NW 1/4, lying North of State Road No. 50.

All lying and being in Orange County, Florida.

Parcel 2

The West 300.00 feet (as measured along the South line) of the following described portion of Lot 1, Block "J", Morningside, as recorded in Plat Book "O", Page 82, Public Records of Orange County, Florida: Begin at the Southeast corner of said Lot 1, run North 12 degrees West along Crescent Boulevard, 150.30 feet; thence South 89 degrees West 455.52 feet; thence North 27 degrees West
111.6 feet more or less to Emerald Lake; thence Westerly along the lake 77.32 feet more or less to the West line of said Lot 1; thence South 2 degrees East along the West line of said Lot 1, 230.00 feet more or less to the Southwest corner of Lot 1; thence East 607.2 feet to the Point of Beginning.